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                                                                   EXHIBIT 10.34

Prepared By and Return To:
 Kathy W. Schermer, Esq.
 Greene, Donnelly & Schermer,
 1301 - 6th Avenue West, S-400
 Brandenton, FL 34205
 (813) 747-3025




                        MORTGAGE AND SECURITY AGREEMENT

Date:       DECEMBER 18, 2000


Borrower:   EARTHCARE RESOURCE MANAGEMENT OF FLORIDA, INC.
            4800 North Federal Highway, Suite D-102
            Boca Raton, FL 33231

Lender:     COMMUNITY BANK OF MANATEE
            a Florida banking corporation        Certified true and correct copy
            6000 State Road 70 East                 Universal Land Title, Inc.
            Bradenton, Florida 34203
                                                 By        /s/ RON PROCTOR
                                                   -----------------------------


         This Mortgage and Security Agreement (the "Mortgage") is given to secure the performance and observance by the Borrower of all the covenants and conditions contained in the Promissory Note in the original principal amount of $440,000.00, a copy of which is attached hereto as Exhibit "A" (the "Note"), executed by Borrower in favor of Lender on even date herewith, and in order to charge the properties, interests and rights hereinafter described with such payment, performance and observance and for other valuable considerations, the receipt whereof is hereby acknowledged, the Borrower has executed and delivered this Mortgage and has mortgaged to Lender and its successors and assigns all of the following described land, real estate, building, improvements, appurtenances, tangible property, rents, contract rights, and other intangibles (which together with any additional such property hereafter acquired by the Borrower and subject to the lien of this Mortgage or intended to be so, as the same may from time to time constitute, is hereinafter sometimes referred to as the "Mortgaged Property"), to-wit:

         (A) Land. Those certain pieces, parcels or tracts of land situate, lying and being in the County of Hillsborough, State of Florida, described and set forth in Exhibit "B" attached hereto and made a part hereof, or the portions thereof from time to time remaining encumbered by the lien of this Mortgage, including any and all merchantable timber and any and all minerals, which term includes topsoil and merchantable sod, muck, peat, humus, sand, and common clay, and the benefit of all easements and other agreements, if any, described on such Exhibit "B" (the "Land").

         (B) Improvements. All buildings, structures, betterments, and other improvements of any nature now or hereafter situated, or intended to be situated, in whole or in part upon the Land,



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regardless of whether physically affixed or now or hereafter severed or capable of severance from the Land (the "Improvements").

         (C) Appurtenances. All easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Borrower, and the reversion and reversions, remainder and remainders, rents, issues, profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Borrower of, in and to the same.

         (D) Tangible Property. All of Borrower's right title, and interest in and to all fixtures, equipment, furniture, furnishings, and tangible personal property of any nature whatsoever that is now or hereafter (i) attached or affixed to the Land or the Improvements, or both, or (ii) situated upon or about the Land or the Improvements, or both, regardless of whether physically affixed or severed or capable of severance from the Land or Improvements, or (iii) regardless of where situated, provided same is used or intended to be used in connection with any present or future use or operation of or upon the Land, or
(iv) severed from the Land or Improvements, or both. The items of property encumbered by this subsection are individually and collectively called the "Tangible Property" in this Mortgage.

         (E) Rents. All rents, issues, incomes and profits in any manner arising from the Land, Improvements, or Tangible Property, or any combination, and to which Borrower is entitled, including Borrower's interest in and to all leases, licenses, franchises, and concessions of, or relating to, the possession, use, or occupancy of all or any portion of the Land, Improvements, or Tangible Property, whether now existing or hereafter made, including any and all amendments, modifications, replacements, substitutions, extensions, renewals, or consolidations now or hereafter made, but reserving to Borrower the right to collect, retain, and otherwise have the use and benefit of all such rents, issues, incomes and profits unless and until a default occurs herein. The items of property encumbered by this subsection are individually and collectively called the "Rents" in this Mortgage.

         (F) Contract Rights. All of Borrower's right, title, and interest in and to any and all contracts, written or oral, express or implied, now existing or hereafter entered into or arising, in any manner related to the improvements, the construction of the improvements, use, operation, lease, sale, conversion, or other disposition (voluntary or involuntary) of the Land, Improvements, Tangible Property, the Rents, or any interest therein, or any combination, including any or all deposits, prepaid items, and payments due and to become due thereunder, and further including construction contracts, service contracts, purchase contracts, repurchase agreements, management agreements, marketing agreements, labor agreements, advertising contracts, purchase orders, occupancy leases and equipment leases; but reserving to Borrower the use and benefit of all such contracts, deposits, prepaid items, payments, and proceeds until a default occurs herein. Lender will not be bound by any obligation of Borrower under, or with respect to, any contract rights listed herein unless, and only to the extent, Lender elects to assume such liability in writing.

         (G) Other Intangibles. All of Borrower's right, title and interest in and to any and all other contract rights, accounts, instruments, and general intangibles, as such terms from time to time are


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defined in the Uniform Commercial Code as adopted in Florida, in any manner related to the use, construction, operation, lease, sale, conversion, or other disposition (voluntary or involuntary) of the Land, Improvements, Tangible Property, or Rents, or any interest therein, including all permits, licenses, insurance policies, rights of action, and other choses in action; but reserving to Borrower the use and benefit of all such items until a default occurs herein. Lender will not be bound by any obligation of Borrower under, or with respect to, any intangibles listed herein unless, and only to the extent, Lender elects to assume such liability in writing.

         (H) Accounts. All accounts and accounts receivable, relating to the Mortgaged Property, including, but not limited to, revenue derived from the rental of the Improvements and any other revenue collected by Borrower relating to the Mortgaged Property. In the event Borrower files a petition in bankruptcy, this security interest shall continue to be a lien on all accounts and accounts receivable accrued, acquired or collected with respect to the Mortgaged Property after the filing of said petition in bankruptcy.

         (I) Proceeds. All proceeds of the conversion, voluntary or involuntary, of any of the property from time to time encumbered by this Mortgage into cash or other liquidated claims, or that are otherwise payable for injury or loss to, or the taking, conversion, requisitioning or destruction of, any and all such property, including all insurance and condemnation proceeds as provided in this Mortgage (the "Proceeds").

         TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto Lender, its successors and assigns, to its proper use and benefit forever, subject however to the terms and conditions herein.

         PROVIDED, HOWEVER, that if the Borrower shall pay or cause to be paid to Lender the principal and interest payable in respect to the Note, at the times and in the manner stipulated therein and herein, all without any deduction or credit, and shall keep, perform, and observe the covenants and promises in the Note, and any renewal, extension or modification thereof, and in this Mortgage expressed to be kept, performed, and observed by and on the part of the Borrower, all without fraud or delay, then this Mortgage, and all the properties, interest, and rights hereby shall be void.

         AND the Borrower represents to, warrants to, covenants with and agrees with Lender that:

                                   ARTICLE ONE
                      PARTICULAR COVENANTS OF THE BORROWER

         1.01 Performance of Note and Mortgage. The Borrower will perform, observe and comply with all the provisions of this Mortgage, the Note, and any other documents executed by Borrower in favor of Lender, all of which shall be secured hereby and will duly and punctually pay to Lender the sum of money expressed in the Note, with interest and all other sums required to be paid by the Borrower pursuant to the provisions of this Mortgage, without any deductions or credit for taxes or other similar charges paid by the Borrower.

         1.02 Warranty of Title. At the time of the execution and delivery of this Mortgage, Borrower is well seized of an indefeasible estate in fee simple in the Land, and all Improvements; and has good and absolute title to all existing personal property hereby mortgaged and has good right, full power and lawful authority to convey and mortgage the same; that the same is free and


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clear of all liens, charges and encumbrances, except 2001 property taxes and matters disclosed in Stuart Title & Guaranty Company, Commitment #C-00032148-Revised and that Borrower shall and will warrant and forever defend the title thereto. Borrower shall maintain title to the Mortgaged Property, including any additions or replacements thereto free and clear of all security interest, liens and encumbrances, other than as provided by this Mortgage.

         1.03 Monthly Tax Deposits. At the option of Lender, Borrower will pay to Lender each month, together with and in addition to any regular installment of interest or principal, until the Note is fully paid, an amount equal to one-twelfth (1/12th) of the yearly taxes and assessments as estimated by Lender to be sufficient to enable Lender to pay at the earlier of the 15th day of November of each year or at least thirty (30) days before they become delinquent all taxes, assessments and other similar charges against the Mortgaged Property or any part thereof. Such added payments shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Lender and no interest shall be payable on them. At the option of Lender such added payments may be carried as a debt item on Lender's books and accounts. Upon demand of Lender, the Borrower agrees to deliver to Lender such additional amounts as are necessary to make up any deficiencies in the amounts necessary to enable Lender to pay such taxes, assessments and similar charges. Borrower shall submit to Lender promptly the ad valorem tax notice-receipt, and Lender's obligation to pay the taxes is incumbent upon prompt submission of said tax notice. Lender shall have no responsibility for payment of any taxes and assessments hereunder, except to the extent that funds are deposited by Borrower with Lender hereunder and available for payment. In the event of a default by the Borrower in the Note or Mortgage, Lender may apply to the reduction of the sums secured hereby, in such manner as Lender shall determine, any amount under this paragraph 1.03 remaining to the Borrower's credit.

         1.04 Other Taxes, Liens and Utility Charges.

                  (a) The Borrower will pay promptly, when due and as due, all charges for utilities, whether public or private and will promptly exhibit to Lender upon request receipts for the payment of all taxes, assessments, water rates, dues, charges, fines and impositions of every nature whatsoever imposed, levied or assessed or to be imposed, levied or assessed upon or against the Mortgaged Property or any part thereof or upon the interest of Lender in the Mortgaged Property except such taxes and assessments as are paid by Lender as provided in paragraph 1.03 of this Mortgage, as well as all income taxes, assessments and other governmental charges lawfully levied and imposed by the United States of America or any state, county, municipality or other taxing authority upon Borrower or in respect of the Mortgaged Property or any part thereof or other taxing authority upon Borrower or in respect of the Mortgaged Property or any part thereof or any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property.

                  (b) The Borrower will not permit any security liens, construction, statutory or other liens, including security interests, to be created and to remain outstanding more than thirty (30) days after such lien is recorded upon any of the Mortgaged Property.

                  (c) The Borrower will pay when due and will not permit to remain outstanding any charges for utilities, whether public or private, with respect to the Mortgaged Property.





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         1.05 Insurance.

                  (a) The Borrower will procure for, deliver certified copies of and original certificates of, and maintain for the benefit of Lender during the life of this Mortgage, insurance policies, in such amounts and for such coverages as Lender shall require, insuring the Mortgaged Property against fire, flood, windstorm, extended coverage, rent loss and such other insurable hazards, casualties and optional perils as Lender may require. The insurance policy shall be written by a licensed Florida insurance company meeting the classification requirements of at least a B+ general policy holders rating in the latest edition of Best's Insurance Guide, and the maximum deductible shall be $5,000.00. Borrower shall also obtain comprehensive public liability insurance (including coverage for elevators and escalators, if any, on the Mortgaged Property and; if any construction of new improvements occurs after execution of this instrument, completed operations coverage for two years after construction of the improvements has been completed) on an "occurrence basis" against claims for "personal injury" including without limitation bodily injury, death or property damage occurring on, in or about the Mortgaged Property and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to a limit of not less than $1,000,000.00 for bodily injury and property damage for any single occurrence. The form of such policies and the companies issuing them shall be acceptable to Lender. All policies shall contain a Florida standard, non-contributory mortgagee endorsement making losses payable to Lender. The Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder, unless Lender is included thereon under a Florida standard, non-contributory mortgagee endorsement making losses payable to Lender. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender the policy or policies of such insurance. At least fifteen (15) days prior to the expiration date of all such policies, renewals thereof, or substituted policies or certificates, satisfactory to Lender shall be delivered to Lender. The Borrower shall deliver to Lender receipts evidencing the payment of all such insurance policies and renewals upon Lenders request therefor. The delivery of the insurance policies shall constitute an assignment, as further security of all unearned premiums. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured hereby, all right, title and interest of Borrower in and to all insurance policies then in force including any unearned premiums shall pass to the purchaser or grantee.

                  (b) Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any casualty insurance policies. Each insurance company is hereby authorized and directed to make payment for all such losses to the Borrower and Lender jointly. After deducting from the insurance proceeds any expenses incurred by it in the collection or handling of said funds, the Lender shall apply the net proceeds, at its option, either toward restoring the improvements or to the reduction of the indebtedness secured by this mortgage or for any other purpose or object satisfactory to Lender without affecting the lien of the Mortgage for the full amount secured hereby before such payment took place. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

                  (c) At the option of Lender the Borrower will pay to Lender each month, together with and in addition to the regular installment of interest and principal and until the Note is fully paid, an amount equal to one-twelfth (1/12th) of the yearly premiums for insurance. Such amount shall be used by Lender to pay such insurance premiums when due. Borrower shall promptly furnish Lender with the insurance premium statement. Such added payments shall not be, nor be deemed

Mortgage and Security Agreement
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to be, trust funds, but may be commingled with the general funds of Lender and no interest shall be payable in respect thereof. At the option of Lender such added payments may be carried as a debit item on Lender's books and accounts. Upon demand of Lender, the Borrower agrees to deliver to the Lender such additional moneys as are necessary to make up any deficiencies in the amounts necessary to enable Lender to pay such insurance premiums. Lender shall have no responsibility for payment of any premiums for insurance hereunder, except to the extent that funds are deposited by Borrower with Lender hereunder and available for payment. In the event of a default by the Borrower in the performance of any of the terms, covenants and conditions in the Note or Mortgage, Lender may apply to the reduction of the sums secured hereby, in such manner as Lender shall determine, any amount paid in accordance herewith remaining to the Borrower's credit.

                  (d) Notwithstanding the foregoing, after deducting any expenses Lender incurs in collecting or handling the insurance proceeds (including reasonable attorneys' fees), Lender shall hold the net insurance proceeds and make them available to Borrower for the repair and restoration of the Improvements provided the following conditions are met:

                           (i) No default exists and no fact exists that could,
                  with the passage of time, constitute a default under the Note or this Mortgage;

                           (ii) Lender reasonably determines that the cost to
                  repair and restore the Improvements will not exceed fifty percent (50%) of the outstanding principal balance of the indebtedness secured hereby;

                           (iii) Lender reasonably determines that the
                  Improvements may be repaired and restored before the maturity date of the Note (as that maturity date may be extended from time to time);

                           (iv) Lender reasonably determines that the
                  governmental regulations applicable to the Mortgaged Property at the time of repair and restoration of the Improvements will permit the Improvements to be repaired and restored substantially to the condition existing before the damage occurred without the requirement that the Borrower first obtain a variance;

                           (v) Borrower provides Lender with evidence
                  satisfactory to Lender that there are sufficient funds from the insurance proceeds and from Borrower's other funds (if needed) to repair and restore the Improvements and to pay all expenses of operating the Mortgaged Property, including all payments required under the Note or this Mortgage during the period of repair and restoration;

                           (vi) Borrower provides Lender with evidence
                  satisfactory to Lender that all parties having an existing or expected interest in the Mortgaged Property (tenants, potential lenders, potential purchasers, contract parties for materials and services, and the like) will continue their contractual arrangements with Borrower under the terms of their respective contracts during the repair and restoration and, if necessary, they will extend the dates for performance in their respective contracts by the time necessary to complete the repair and restoration;



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                           (vii) Borrower provides Lender with evidence
                  satisfactory to Lender that all parties having management or franchise interests in and arrangements concerning the Mortgaged Property will continue their respective contractual arrangements with Borrower during and following the repair and restoration; and

                           (viii) Borrower provides Lender with all assurances
                  Lender may reasonably require that Lender will not incur liability to any other person as a result of applying the insurance proceeds to the repair and restoration of the Improvements.

Lender shall hold the net insurance proceeds and make the net insurance proceeds available to Borrower, during the period of restoration of the Improvements subject to Lender's reasonable requirements.

         If one or more of the conditions set forth in subparagraphs (i) through
(viii) above are not met, at its option, Lender may apply the insurance proceeds to the reduction of all sums secured by this Mortgage, whether or not due, in any order Lender chooses, or Lender may apply the insurance proceeds to the restoration of the Improvements. If Lender makes the proceeds available to Borrower for the repair and restoration of the Improvements, Lender may impose such terms and conditions as Lender may reasonably consider advisable to assure the quality of the restoration and the proper application of the insurance proceeds to the costs of restoration. Lender's application of the insurance proceeds to the reduction of all sums secured by this Mortgage shall not obligate Lender to release any portion of the Mortgaged Property from the lien and operation of this Mortgage. In any event, Lender is not responsible to Borrower for any failure to collect insurance proceeds.

         1.06 Condemnation. If all or any part of the Mortgaged Property shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, except as hereafter provided, Lender shall be entitled to all compensation, awards and other payments or relief therefor and is hereby authorized, at its option and to the extent permitted by law, to commence, appear in and prosecute, in its own or the Borrower's name, any action or proceeding relating to any condemnation. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by the Borrower to Lender, who, after deducting therefrom all its expenses, including attorney's fees (and appeals), may release any moneys so received by it without affecting the lien of this Mortgage or may apply the same in such manner as Lender shall determine, to the reduction of the sums secured hereby and to any prepayment charge herein provided and any balance of such moneys then remaining shall be paid to the Borrower. The Borrower agrees to execute such further assignments of any compensation, awards, damages, claims, rights of action and proceeds as Lender may require.

         1.07 Waste and Mechanic's Lien. Borrower shall keep the Mortgaged Property, and all equipment, appurtenances and accessories thereto constantly in good order and repair; shall comply with all present and future laws, ordinances, rules and regulations now affecting the Mortgaged Property or any part thereof; and shall not permit, suffer or commit any waste, impairment or deterioration of said Mortgaged Property, or any part thereof. Borrower shall maintain an effective schedule of maintenance and repair and of replacement of equipment and personal property situate in or on the Mortgaged Property so that the same are in good order and


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repair, and so that the Mortgaged Property, all improvements thereon and all personal property situated therein, is maintained in good order and repair and so that the same present a first class and attractive premises to the guests and patrons of Borrower in the operation of its business. In addition, in the event any mechanics' or materialmen's liens are filed against the Mortgaged Property, or any part thereof, Borrower shall cause the same to be discharged, paid, bonded or otherwise satisfied within thirty (30) days after the filing thereof, or within ten (10) days after a suit for the foreclosure thereof has been filed, whichever date is earlier. Notwithstanding the foregoing, if such lien is involuntarily imposed and Borrower intends to contest such lien in good faith, Borrower shall have the right to contest the lien provided adequate security is posted with Lender to secure payment of same.

         1.08 Further Assurances; After Acquired Property. At any time and from time to time, upon request by Lender the Borrower will make, execute and deliver or cause to be made, executed and delivered to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Lender and any and all such other and further mortgages, instruments of further assurance, certificates and other documents including, without limitation, any further security agreements and financing statement as may, in the opinion of Lender be reasonably necessary or desirable in order to effectuate, complete or perfect or to continue and preserve (a) the obligation of the Borrower under the Note and this Mortgage and (b) the lien of this Mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by the Borrower. The lien hereof will automatically attach, without further act, to all after-acquired property attached to and/or used in the operation of the Mortgaged Property or any part thereof. Borrower shall comply with all terms and conditions of any other instruments executed in connection with this paragraph.

         1.09 Expenses. The Borrower will pay or reimburse Lender for all reasonable attorneys' fees, including appeals and costs and expenses incurred by Lender in any action, proceeding or dispute of any kind in which Lender is made a party or appears as a party plaintiff or defendant affecting the Note, Mortgage, Borrower or Mortgaged Property, including but not limited to the foreclosure of this Mortgage, any condemnation action involving the mortgaged premises or any action to protect the security hereof; and any such amounts paid by Lender shall be added to the indebtedness and secured by the lien of this Mortgage. Any amounts due hereunder shall be payable on demand, including interest at the same rate as provided by the Note secured by this Mortgage.

         1.10 Lender's Performance of Defaults. If the Borrower shall default in the payment of any tax or other imposition, in its obligation to furnish insurance hereunder or performance or observance of any other covenant, condition or term in this Mortgage or in any other loan document, Lender may perform or observe the same and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured by this Mortgage and shall bear interest until paid at the default rate set forth in the Note. Lender is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to the Borrower or any person in possession holding under the Borrower except for gross negligence or willful misconduct.

         1.11 Estoppel Affidavits. The Borrower within ten (10) days after written request from Lender shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of

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and interest on the Note and whether or not any offsets or defenses exist against such principal and interest.

         1.12 Environmental Covenant. Borrower warrants and represents to Lender after thorough investigation:

                  (a) That neither Borrower nor any other person to the Borrower's knowledge, has ever used the Mortgaged Property as a facility for the manufacture, processing, distribution, use, transport, handling, storage, treatment or disposal of any Hazardous Substances and Borrower will not in the future use or allow the Mortgaged Property to be used for any such purposes. Except as set forth in the Phase II Environmental Site Assessment dated November 1, 1995, prepared by Lagos & Associates and the Phase II Environmental Assessment dated May, 1996, prepared by Lagos & Associates, as reviewed by Ardaman & Associates, Inc. per letter certified to Lender (collectively, the "Environmental Reports"), Borrower has no knowledge of any soil or groundwater contamination or the release or discharge of toxic or "Hazardous Substances" (hereafter defined) Petroleum or petroleum products, chemicals or other pollutants on the Mortgaged Property.

                  (b) That to the best of Borrower's knowledge, the Mortgaged Property is now and at all times hereafter will continue to be in full compliance with all Federal, state and local Environmental Laws, which Environmental Laws include but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Section 9601, et seq., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act ("RCRA") 42 U.S.C. Section 6901, et seq., the Florida Resource Recovery and Management Act, Section 403.701, et seq., Florida Statutes, the Pollutant Spill Prevention and Control Act, Sections 376.011-376.17 and 376.19-376.21, Florida Statutes, and all Federal, state or local environmental statutes, ordinances, rules and regulations whether now existing or in the future enacted, promulgated; adopted, entered or issued, both within and outside present contemplation of Borrower and the Lender.

                  (c) That except as disclosed in the Environmental Reports, to the best of Borrower's knowledge, none of the Mortgaged Property owned and/or occupied by Borrower has ever contained either asbestos, PCBs or other toxic materials, whether used in construction or operation of, or stored on the Mortgaged Property.

                  (d) That to the best of Borrower's knowledge, there are no aboveground or underground storage tanks on the Mortgaged Property. Borrower further represents that to the best of its knowledge there has never been a discharge, as that term is defined in Rule 17-761.200(33) (b), F.A.C., of any pollutants, contaminants or petroleum products from any aboveground or underground storage tanks and the Mortgaged Property has never been the subject of a petroleum contamination site cleanup or remediation under Chapter 17-770, Florida Administrative Code, or other applicable environmental law.

                  (e) (i) That except as disclosed in the Environmental Reports, to the best of the Borrower's knowledge, there are no Hazardous Substances, the presence of which is limited, regulated or prohibited by any Federal, state or local governmental authority or agency having jurisdiction in or over the Mortgaged Property, or which are otherwise known to pose a hazard to health or safety of occupants of the Mortgaged Property, located on, in or under the Mortgaged Property or used in connection therewith; or (ii) Borrower has fully disclosed to the Lender in writing

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the existence, extent and nature of any Hazardous Substance, which Borrower is legally authorized and empowered to maintain on, in or under the Mortgaged Property or use in connection therewith, and Borrower has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals.

                  (f) That Borrower shall promptly notify Lender in writing of any change in the nature or extent of any Hazardous Substances maintained on, in or under the Mortgaged Property or used in connection therewith, and will transmit to Lender copies of any governmental or non-governmental communication, citations, orders, or notices received with respect to any Hazardous Substances.

                  (g) That Borrower shall not cause or permit to exist, as a result of an intentional or unintentional act or omission on its part, a releasing, discharging, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a Hazardous Substance into waters or air or onto lands of the State of Florida or the waters of the United States, or into waters outside the jurisdiction of the State of Florida where damage may result to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of Florida or the United States, unless said release, spill, leak, etc. is pursuant to and in compliance with the conditions of a permit issued by the appropriate Federal, state or local governmental authorities.

                  (h) That Borrower has not received written notice of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with any Environmental Laws or any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, or which may give rise to any statutory or common law legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance, with respect to the Mortgaged Property (hereinafter an "Environmental Complaint"). Without limiting the foregoing, Borrower has not received a summons, citation, notice of violation, directive, letter or other written communication from any agency or Department of Hillsborough County, the State of Florida or the Federal Government concerning any intentional or unintentional action or omission on Borrower's part which had resulted in the releasing, discharging, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances into waters or air or onto lands of the State of Florida, or waters of the United States, or into waters outside the jurisdiction of the State of Florida where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of Florida or the United States.

                  (i) That there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or threatened against the Borrower relating in any way to any Environmental Law or any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

                  (j) That Borrower shall immediately notify Lender should Borrower become aware of (i) any Hazardous Substance or other environmental problem or liability with respect to

Mortgage and Security Agreement
Page 10
the Mortgaged Property, or (ii) any lien, action, or notice of the nature described in subparagraph (i) above. Borrower shall, at their own cost and expense, take all actions as shall be necessary or advisable for the clean-up of the Mortgaged Property, including all removal, containment and remedial actions in accordance with all applicable Environmental Laws, and shall further pay or cause to be paid at no expense to Lender all cleanup, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Mortgaged Property or the owner thereof.

                  (k) That Borrower hereby agrees to indemnify, reimburse, defend and hold harmless Lender, its officers, directors, employees, successors and assigns from and against all demands, claims, civil or criminal actions or causes of action, liens, assessments, civil or criminal penalties or fines, losses, damages, liabilities, obligations, costs, disbursements, expenses or fees of any kind or of any nature (including, without limitation, cleanup costs, attorneys', paralegals', consultants or experts' fees and disbursements and costs of litigation) which may at any time be imposed upon, incurred by or asserted or awarded against, Lender directly or indirectly, related to or resulting from: (i) any acts or omissions of Borrower at, on or about the Mortgaged Property which contaminate air, soils, surface waters or groundwaters over, on or under the Mortgaged Property; (ii) the breach of any representation or warranty under this Mortgage; (iii) pursuant to or in connection with the application of any Environmental Law, to the acts or omissions of Borrower, or any other person and any environmental damage alleged to have been caused, in whole or in part, by the manufacture, processing, distribution, use, handling, transportation, treatment, storage, or disposal of any Hazardous Substance; or
(iv) the presence, whether past, present or future (during period of Borrower's ownership), of any Hazardous Substances on, in or about the Mortgaged Property.

         Without limiting the foregoing, this indemnification provision specifically protects the Lender against any claim or action from activities described in (i) (ii) (iii) or (iv) above, based in whole or in part upon any Environmental Law, whether now in existence or enacted in the future.

         Borrower's indemnification obligation under this section shall not be limited to any extent by the term of the Loan and shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Note and the Mortgage or foreclosure under the Mortgage, or delivery of deeds in lieu of foreclosure. The provisions of this section shall be deemed to survive satisfaction of the Note or issuance of a certificate of title and shall continue in full force and effect after any foreclosure or other proceeding by which the Lender, its successors and assigns, succeed to ownership of the Mortgaged Property. Notwithstanding the foregoing, the indemnity of the Borrower hereunder may be released by Lender, at its sole option, upon payment in full of all amounts due under the Loan Documents, provided: (a) There has been no uncured default or event of default during the term of the Loan; (b) There have been no violations of any Environmental Laws, no unresolved Environmental Complaints and no adverse developments in the Environmental Laws or case law pursuant to which Lender could be held liable for environmental matters related to the Loan; (c) If deemed necessary by Lender, at Lender's option, an environmental study (or studies) acceptable to Lender has been prepared and provided to Lender, at Borrower's expense, ensuring that there are no environmental problems related to the Mortgaged Property; (d) If deemed necessary by Lender, at Lender's option, an opinion letter relating to environmental matters has been obtained from an attorney acceptable to Lender, at Borrower's expense, in form and content acceptable to Lender; and (e) Lender has not held title to the Mortgaged Property.


Mortgage and Security Agreement

         Those liabilities, losses, claims, damages and expenses for which Lender is indemnified under this subparagraph (k) shall be reimbursable to Lender and Borrower shall pay such liability, losses, claims, damages and expenses to Lender as so incurred within thirty (30) days after notice from Lender itemizing the amounts incurred to the date of such notice. In addition to any remedy available for failure to periodically pay such amounts, such amounts shall thereafter bear interest at the "Default Rate" as defined in the Loan Documents.

         Borrower waives any acceptance of this indemnity by Lender. The failure of Lender to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Lender, nor excuse Borrower from its obligations hereunder. Any waiver of such right or remedy must be in writing and signed by Lender. This indemnity is subject to enforcement at law and/or equity, including actions for damages and/or specific performance.

                  (l) That for purposes of this Mortgage, "Environmental Law" or "Environmental Laws" shall mean any Federal, state, or local statutory or common law, ordinance, rule or regulation, whether now in existence or established or enacted in the future, relating to pollution or protection of the environment, including without limitation, any common law of nuisance or trespass, and any law, rule or regulation relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or chemicals, or industrial, toxic or hazardous substances or waste into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes.

                  (m) That for the purposes of this Mortgage, the term "Hazardous Substance" means any substance, waste or material or other environmentally regulated substance (i) identified in Section 101(14) of CERCLA, 42 USC S 9601(14), and as set forth in Title 40, Code of Federal Regulations,
Part 302, as the same may be amended from time to time, or (ii) determined to be or classified as toxic, a pollutant or a contaminant under Federal, state or local statute, law, ordinance, rule, or regulation or judicial or administrative order or decision, as same may be amended from time to time, including but not limited to petroleum and petroleum products as defined in Sec. 376.301(10), Florida Statutes, as same may be amended from time to time, (iii) asbestos, (iv) radon, (v) polychlorinated biphenyls ("PCB's") and (vi) such other materials, substances or waste which are otherwise dangerous, hazardous, harmful or deleterious to human health or the environment.

                  (n) That if an Environmental Complaint is outstanding, Lender shall have the right, to be exercised in its reasonable discretion, to require Borrower to periodically perform (at Borrower's expense) an environmental audit relative to such Environmental Complaint and, if deemed necessary by Lender, an environmental risk and hazardous waste management practices assessment of the Mortgaged Property, each of which must be satisfactory to Lender. Such audit and/or risk assessment must be by an environmental consultant satisfactory to Lender. Should Borrower fail to perform such environmental audit or risk assessment within 30 days of the Lender's written request, Lender shall have the right but not the obligation to retain an environmental consultant to perform said environmental audit or risk assessment. All costs and expenses incurred by Lender in the exercise of such rights shall bear interest at the default rate set forth in the Note and shall be secured by this Mortgage and other documents evidencing or securing the


Mortgage and Security Agreement

Loan and shall be payable by Borrower upon demand or charged to Borrower's loan balance at the discretion of the Lender.

                  (o) That any breach of any warranty, representation, covenant or agreement contained in this Section 1.12 shall be an Event of Default as that term is defined in the documents which evidence or secure the Loan and shall entitle Lender to exercise any and all remedies provided in those documents and the Note and Mortgage, or otherwise permitted by law.

         1.13 Prohibition on Alteration of Borrower's Structure. During the term of this Mortgage, the composition of Borrower shall not be altered.

         1.14 Defense By Borrower. At Lender's option, the Borrower shall, at Borrower's expense, appear in and defend any suit, action or proceeding which might in any way and in the sole judgment of Lender affect the value of the Mortgaged Property, the priority of this Mortgage or the rights and powers of Lender.

         1.15 Time. Borrower agrees that time is of the essence hereof in connection with all obligations of the Borrower herein or in the Note or any other instruments constituting additional security for the Note.

         1.16 Compliance With Laws. Borrower shall promptly comply with and perform all of Borrower's obligations, if any, under all applicable laws, regulations, rules, and ordinances applicable to the Mortgaged Property.

         1.17 Use and Alteration of Mortgaged Property. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the nature of the occupancy for which the Mortgaged Property was intended at the time of execution of this Mortgage. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Mortgaged Property without Lender's written consent. Borrower shall not make any change in the use of the Mortgaged Property which will create a fire or other hazard not in existence on the date hereof, nor shall Borrower in any way increase any hazard. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, no building or improvement may be erected on the Mortgaged Property, nor may Borrower structurally remove or demolish any building or improvement, nor may Borrower materially structurally alter any building or improvement that would change the use of the Mortgaged Property or that would otherwise decrease its value, nor shall any fixture or personal property covered by this Mortgage be removed at any time unless simultaneously replaced by an article of equal kind, quality and value owned by Borrower, and which is unencumbered except by the lien of this Mortgage and other instruments of security securing the Note.

         1.18 Surface Alteration and Mineral Rights. Borrower shall not consent to, permit or indulge in any entry, either by itself or by any others, upon the surface of the Mortgaged Property for the purpose of exploration, drilling, prospecting, mining, excavating or removal of any earth, sand, dirt, rock, minerals, oil or any other substance without the Lender's approval and written consent.

         1.19 Assignment of Rents. Borrower does hereby assign and set over unto the Lender as additional security for the indebtedness and other items herein secured, all rents, issues, profits, income and accounts receivable generated through the use by Borrower or others of all or any part



Mortgage and Security Agreement
Page 13
of the Mortgaged Property, including any such rents, issues, profits, income and accounts receivable of any business activity conducted by Borrower on or through the use of the Mortgaged Property, as well as the proceeds of all the foregoing. Borrower does hereby appoint the Lender its attorney-in-fact to collect said rents, issues, profits, income and accounts receivable with or without suit and apply the same, less expenses of collection, to the said indebtedness, other secured items and repairs, in such manner as the Lender may elect; provided, however, that until there be a default under the terms of this Mortgage (which is not cured within the applicable curative period prescribed herein), Borrower may continue to collect and enjoy said rents, issues, profits, income and accounts receivable giving only an annual accounting to the Note holder for the same. The curing of any default within the period permitted by this Mortgage shall entitle the Borrower to again collect said rents, issues, profits, income and accounts receivable. This assignment of rents, issues, profits, income, and accounts receivable and power of attorney shall be irrevocable and shall be in addition to the other remedies herein provided for in event of default and may be put into effect independently of or concurrently with any of said remedies, but no liability shall attach to the Lender for failure or inability to collect any rents, issues, profits, income and accounts receivable herein assigned. Assignment, lien, and power of attorney shall apply to all rents, issues, profits, income, accounts receivable choses in action and the proceeds of same hereafter accruing from present contracts for deed, purchase agreements, option agreements or leases and rentals of the Mortgaged Property and any business activity conducted from or on the Mortgaged Property and from all contracts for deed or purchase agreements, option agreements or leases and rentals and any business activity hereafter made or conducted by the present or any future owners of the Mortgaged Property, and any persons entering into contracts for purchase or sale of the Mortgaged Property shall take subject to all the provisions and conditions hereof.


                                   ARTICLE TWO
                                    DEFAULTS

         2.01 Event of Default. The term "Event of Default," wherever used in the Mortgage, shall mean any one or more of the following events:

                  (a) Failure by the Borrower to make any payment to Lender when due under the Note, this Mortgage or any other Loan Document which default is not cured within ten (10) days of such due date; or

                  (b) Failure by the Borrower to duly observe any other covenant, condition or agreement of this Mortgage or the documents evidencing or securing the indebtedness secured hereby or any other security instrument given hereunder not described in (a) above, which default is not cured within thirty
(30) days after notice from Lender to Borrower; or

                  (c) A default shall occur under any other note or evidence of indebtedness of Borrower held by Lender or under any instrument of security therefore which default is not cured within the applicable cure period.

                  (d) The filing by the Borrower or a loan guarantor ("Guarantor") of a voluntary petition in bankruptcy for adjudication as a bankrupt or insolvent or the filing by the Borrower or Guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other

Mortgage and Security Agreement
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

relief for debtors or the Borrower or Guarantor seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Borrower or Guarantor or of all of the rents, revenues, issues, earnings, profits or income thereof or the making of any general assignment for the benefit of creditors or the admission in writing of its inability to pay its debts generally as they become due; or

                  (e) The failure to discharge within thirty (30) days of filing a petition filed against the Borrower or Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or the appointment of any trustee, receiver or liquidator of the Borrower of all or any substantial part of the Mortgaged Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof without the consent or acquiescence of the Borrower; or

                  (f) any warranty, representation, certificate or statement of Borrower or Guarantor (whether contained in this Mortgage, the Note, or other instruments of security or other instruments executed in connection with the loan secured hereby) shall be reasonably determined by the Lender to have been false or misleading in any material respect as of the date on which the same was made or given and Borrower or Guarantor shall not have cured the default within 30 days after notice from Lender; or

                  (g) default shall occur under or any proceedings shall be instituted for the foreclosure or collection of any mortgage, judgment or lien prior or subordinate to the lien of this Mortgage (including collateral encumbered by the other instruments of security for the Note) and said default or proceeding shall not be cured or dismissed within 30 days after notice from Lender to Borrower; or

                  (h) any license or permit in existence on the date of this Mortgage or any other license or permit necessary for the operation and use of the Mortgaged Property contemplated herein shall be revoked or terminated or should any conditions imposed by any governmental authority not be complied with by the time requested by such authority as a condition to non-revocation or non-termination and Borrower shall not have replaced the license or permit or complied with the condition in a manner reasonably satisfactory to Lender within 30 days after written notice from Lender.

         2.02 Acceleration of Maturity. If a monetary default shall occur hereunder and remains uncured for ten (10) days or more, or should a nonmonetary default occur hereunder and remain uncured for thirty (30) days or more after notice thereof, then, without notice, the full unpaid principal amount of the Note together with all accrued interest shall become immediately due and payable at the option of the Lender as fully and completely as if said aggregate sum were originally stipulated to be paid at such time. A monetary default shall be deemed to include failure to make payments of principal, interest and late charges under the Note as well as payments of escrow, taxes and governmental assessments and premiums for insurance under this Mortgage and any security agreement securing the Note. That is to say, upon the breach of any of the terms or covenants herein to be performed by the Borrower and the failure of the Borrower to cure such breach within the applicable curative period set forth in the preceding sentence, the Lender or holder shall have the right to accelerate the maturity of this Mortgage as though it were due and payable on the day following such curative period and to demand payment in full of the Mortgage amount or any unpaid balance thereof, and to exercise all the rights and remedies herein or by law

Mortgage and Security Agreement
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

reserved to the Lender the same as in any event of default hereunder, anything in the Note secured hereby or herein to the contrary notwithstanding. Notwithstanding anything contained in this paragraph 2.02 to the contrary, there shall be no requirement of a curative period as set forth above in the event of default specified in paragraphs 2.01(c), (d), (e), (f), (g) or (h) hereof.

         2.03 Lender's Right to Enter and Take Possession, Operate and Apply Income.

                  (a) If an Event of Default shall have occurred and be continuing, the Borrower agrees that upon demand of Lender, Borrower shall forthwith surrender to Lender the actual possession and if and to the extent permitted by law Lender itself or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property and may exclude the Borrower and its agents and employees wholly therefrom and may have joint access with the Borrower to the books, papers and accounts of the Borrower.

                  (b) If the Borrower shall for any reason fail to surrender or deliver any such Mortgaged Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring the Borrower to deliver immediate possession of all or part of such Mortgaged Property to Lender, to the entry of which judgment or decree the Borrower hereby specifically consents.

                  (c) The Borrower will pay to Lender, upon demand, all expenses of obtaining such judgment or decree and reasonable compensation to Lender, its attorneys (including appeals) and agents; and all such expenses and compensation shall be added to the indebtedness secured by this Mortgage and shall earn interest at the Default Rate provided in the Note.

                  (d) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof and from time to time:

                           (i) make all necessary and proper maintenance,
repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                           (ii) insure or keep the Mortgaged Property insured;

                           (iii) manage and operate the Mortgaged Property and
exercise all the rights and powers of the Borrower in its name or otherwise, with respect to the same;

                           (iv) enter into any and all agreements with respect
to the exercise by others of any of the powers herein granted to Lender, all as Lender from time to time may determine to be to its best advantage; and Lender may collect and receive all the income revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter, and after deducting:

                                    (aa) All expenses of taking, holding,
managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes);



Mortgage and Security Agreement

                                    (bb) The cost of all such maintenance,
repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions;

                                    (cc) The cost of such insurance;

                                    (dd) Such taxes, assessments, including
condominium and homeowner's association assessments, and other charges prior to the lien of this Mortgage as Lender may determine to pay;

                                    (ee) Other proper charges upon the Mortgaged
Property or any part thereof; and

                                    (ff) The reasonable compensation, expenses
and disbursements of the attorneys (including appeals) and agents of Lender, shall apply the remainder of the moneys so received by Lender, first to the payment of accrued interest; and then to the payment of principal or any other indebtedness that may be due hereunder.

                  (e) Whenever all that is due upon such interest, principal installments and other amounts which may become due under any of the terms of this Mortgage shall have been paid and all defaults made good, Lender shall surrender possession of the Mortgaged Property to the Borrower, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

         2.04 Receiver. If any Event of Default shall have occurred and be continuing, Lender shall be entitled, as a matter of strict right and without regard to the value or occupancy of the security, to have a receiver appointed to enter upon and take possession of the premises, collect the rents and profits therefrom and apply the same as the court may direct, such receiver to have all rights and powers permitted under the laws of Florida. The expenses, including receiver's fees, attorneys' fees (including appeals), costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured hereby. The right to enter and take possession of said property, to manage and operate the same, to collect the rents, issues and profits thereof whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised concurrent therewith or independently thereof. Lender shall be liable to account only for such rents, issues and profits actually received by Lender whether received pursuant to this Paragraph 2.04 or the preceding Paragraph 2.03. Notwithstanding the appointment of any receiver, trustee or other custodian, Lender shall be entitled as pledgee to the possession and control of any cash or other instruments, at the time held by or payable or deliverable under the terms of this Mortgage to Lender.

         2.05 Lender's Power of Enforcement. If an Event of Default shall have occurred and be continuing, Lender may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy (a) to enforce payment of the Note or the performance of any term hereof or any other right,
(b) to foreclose this Mortgage and to sell, as an entirety or in separate units, lots or parcels, the Mortgaged Property, under the judgment or decree of a court or courts of competent jurisdiction and (c) to pursue any other remedy available to it, all as Lender shall deem most effectual for such purpose. Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as Lender may determine.



Mortgage and Security Agreement

         2.06 Principal and Interest Become Due on Foreclosure. Upon commencement of suit or foreclosure of this Mortgage, the unpaid principal of the Note, if not previously declared due and the interest accrued thereon, shall at once become and be immediately due and payable.

         2.07 Purchase by Lender. Upon any such foreclosure sale pursuant to judicial proceedings, Lender may bid for and purchase the Mortgaged Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

         2.08 Waiver of Appraisement, Valuation, Stay, Extension, Redemption Laws. The Borrower agrees to the full extent permitted by law that in case of a default on its part hereunder, neither the Borrower nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the property hereby conveyed or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat and the Borrower for itself and all who may at any time claim through or under it hereby waives to the full extent that it may lawfully so do the benefit of all such laws and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof and agrees that Lender or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety.

         2.09 Suits to Protect the Mortgaged Property. Lender shall have power
(a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of the Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the income, revenues, rents and profits arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other government enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Lender. All payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be immediately repaid by the Borrower to the Lender, with interest thereon at the same rate as provided by the Note secured by this Mortgage.

         2.10 Borrower to Pay the Note on Any Default in Payment; Application of Moneys by Lender. If default shall be made in the payment of any amount due under the Note or Mortgage, then upon demand of Lender, the Borrower will pay to Lender the whole amount due and payable under the Note; and in case the Borrower shall fail to pay the same forthwith upon such demand, Lender shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs, which shall include the reasonable compensation, expenses and disbursements of Lender's agents and attorneys, including appeals.

         Lender shall be entitled to sue and recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of this Mortgage and the right of Lender to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage or the foreclosure of the lien hereof.




Mortgage and Security Agreement
Page 18

         In case of a foreclosure sale of any of the Mortgaged Property and of the application of the proceeds of sale to the payment of the debt hereby secured, Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Note and Lender shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest.

         The Borrower agrees, to the full extent that it may lawfully so agree, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any such judgment upon any of the Mortgaged Property or upon any other property shall in any manner or to any extent affect the lien of this Mortgage upon the Mortgaged Property or any part thereof or any lien, rights, powers or remedies of Lender hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

         Any moneys thus collected by Lender or received by Lender under this Paragraph 2.10 shall be applied as provided in the Note.

         2.11 Delay or Omission - No Waiver. No delay or omission of Lender or of any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default or acquiescence therein; and every right, power and remedy given by this Mortgage to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

         2.12 No Waiver of One Default to Affect Another, etc. No waiver of any default hereunder shall extend to or shall affect any subsequent or any other then existing default or shall impair any rights, powers or remedies consequent thereon.

                  If Lender (a) grants forbearance of an extension of time for the payment of any sums secured hereby, (b) takes other or additional security for the payment thereof, (c) waives or does not exercise any right granted herein or in the Note, (d) releases any part of the Mortgaged Property from the lien of the Mortgage or otherwise changes any of the terms of the Note or Mortgage, (e) consents to the filing of any map, plat or replat thereof, (f) consents to the granting of any easement thereon or (g) makes or consents to any agreement subordinating the lien or change hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Note, Mortgage or otherwise of the Borrower or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, general partner, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or of any subsequent default, nor, except as otherwise expressly provided in an instrument or instruments executed by Lender, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Lender without notice to any person or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

         2.13 Discontinuance of Proceedings - Position of Parties, Restored. In case Lender shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, then and in every such case the Borrower and

Mortgage and Security Agreement
Page 19

Lender shall be restored to their former positions and rights hereunder and all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken.

         2.14 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Lender by this Mortgage is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.


                                  ARTICLE THREE
                              ADDITIONAL COVENANTS

         3.01 Statutory Liens. The Borrower will pay or cause to be paid or bonded off the Mortgaged Property from time to time, within thirty (30) days of filing, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property, whether paramount or subordinate to this Mortgage or any part thereof or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the first lien of this Mortgage shall be fully preserved, at the cost of the Borrower, without expense to Lender.

         3.02 Security Agreement and Financing Statements. The Borrower (as Debtor) hereby grants to the Lender (as Creditor and Secured Party) a security interest in all fixtures, machinery, appliances, equipment, furniture and personal property of every nature whatsoever constituting part of the Mortgaged Property, together with the following:

                  (a) All personal property and fixtures, acquired for or used in connection with the Mortgaged Property;

                  (b) All lease, rental, sale and reservation agreements covering any of the Mortgaged Property, including, but not limited to, any revenue derived from the rental of any portion of the Mortgaged Property;

                  (c) All security deposits, down payments, and other payments with respect to the sale or rental of any of the Mortgaged Property;

                  (d) All income and profit of every kind from the Mortgaged Property;

                  (e) All construction, marketing, management, engineering and architectural contracts and all other contracts relating to the Mortgaged Property;

                  (f) All books and records relating to the Mortgaged Property;

                  (g) All plans and specifications for the construction of all improvements to the Mortgaged Property;

                  (h) All options and agreements with respect to additional real property for use or development in connection with the Mortgaged Property;


Mortgage and Security Agreement
Page 20

                  (i) All materials acquired for use in construction and equipping of the Mortgaged Property;

                  (j) All insurance and condemnation proceeds from the Mortgaged Property;

                  (k) All equipment, fixtures, inventory, accounts, general intangibles, documents and instruments with respect to the Mortgaged Property, all as defined in the Florida Uniform Commercial Code;

                  (l) All proceeds of any of the above collateral;

                  (m) All governmental, administrative and private permits, licenses, approvals and agreements relating to the Mortgaged Property;

                  (n) All books, records and contracts relating to the Mortgaged Property, and of the plans and specifications and working drawings for the construction of improvements to the Mortgaged Property.

         The Borrower shall execute any and all such documents, including without limitation Financing Statements pursuant to the Uniform Commercial Code of the state in which the Mortgaged Property is located, as the Lender may request, to preserve and maintain the priority of the lien created hereby on property which may be deemed personal property or fixtures, and shall pay to the Lender on demand any expenses incurred by the Lender in connection with the preparation, execution and filing of any such documents. The Borrower hereby authorizes and empowers the Lender to execute and file, on the Borrower's behalf, all Financing Statements and refilings and continuations thereof as the Lender deems necessary or advisable to create, preserve and protect said lien. When and if the Borrower and the Lender shall respectively become the Debtor and Secured Party in any Uniform Commercial Code Financing Statement affecting the Mortgaged Property, this Mortgage shall be deemed a security agreement as defined in said Uniform Commercial Code and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be
(i) as prescribed herein, or (ii) by general law, or (iii) as to such part of the security which is also reflected in said Financing Statement by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at the Lender's sole election.

         The Borrower and the Lender agree that the filing of a Financing Statement in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing the express declaration and intention of the parties, hereto, hereinabove stated, that everything used in connection with the production of income from the Mortgaged Property and/or adapted for use therein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real estate encumbered by this Mortgage irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with the Lender, or (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time. Similarly, the mention in any such Financing Statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) the Borrower's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the mortgaged



Mortgage and Security Agreement
property hereby, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of the Lender as determined by this instrument or impugning the priority of the Lender's lien granted hereby or by any other recorded document, but such mention in the Financing Statement is declared to be for the protection of the Lander in the event any court or judge shall at any time hold with respect to (1), (2) and (3) that notice of the Lender's priority of interest to be effective against a particular class of persons, including but not limited to the federal government and any subdivisions or entity of the federal government, must be filed in the Uniform Commercial Code records.

         3.03 Further Liens. Borrower covenants that the Mortgaged Property shall not be further encumbered by the lien of any other mortgage or other burden without the prior written consent of Lender herein which consent may be withheld in Lender's sole discretion. Any further encumbrance made without written consent of Lender may be deemed an Event of Default, and all rights and remedies of Lender provided herein may be utilized by Lender herein.

         3.04 Transfer of Mortgaged Property. If all or any part of the Mortgaged Property or any interest therein is sold or transferred by Borrower (or any subsequent owner of the Mortgaged Property) without Lender's prior written consent, Lender may, at Lender's option, and without notice to Borrower, declare all sums secured by this Mortgage to be immediately due and payable. The sale or transfer of any legal or beneficial interest in Borrower on or after the date of this Mortgage shall constitute a transfer of title to the Mortgaged Property for purposes of this paragraph.

         3.05 Leases and Purchase Agreements. Borrower hereby represents that there are no leases or agreements to lease all or any part of the Mortgaged Property in effect. Borrower agrees not to enter into any leases or agreements to lease all or part of the Mortgage Property without the prior written consent of Lender. Borrower hereby represents that there are no other leases and that there are no purchase agreements to sell all or any part of the Mortgaged Property.

         3.06 Future Advances. In addition to all other indebtedness secured by the first lien of this Mortgage, this Mortgage shall secure also and constitute a first lien on the Mortgaged Property for all future advances made by Lender to the Borrower for any purpose within twenty (20) years from the date hereof to the same extent as if such advances were made on the date of the execution of this Mortgage. Any such advances shall only be made at the option of Lender. The total amount of the indebtedness referred to in the first sentence of this paragraph that may be secured by this Mortgage, may increase or decrease from time to time, but the total unpaid balance of such indebtedness secured at any one time by this Mortgage shall not exceed a maximum principal amount of two hundred percent (200%) of the principal amount of the Note, plus interest thereon and any disbursements made by Lender for the payment of taxes, levies or insurance on the property encumbered by this Mortgage, with interest on such disbursements.

         3.07 Marshalling of Assets. To the extent permitted by law, Borrower on its own behalf and on behalf of its successors and assigns, hereby expressly waives all rights to require a marshalling of assets by Lender or to require Lender, upon a foreclosure, to first resort to the sale of any portion of the Mortgaged Property which might have been retained by Borrower before foreclosing upon and selling any other portion as may be conveyed by Borrower subject to this Mortgage.

         3.08 Tax on Mortgage or Indebtedness; Usury. In the event of the passage, after the date of this Mortgage, of any law (i) making it illegal for Borrower to pay the whole or any part of

Mortgage and Security Agreement
Page 22
the taxes or assessments, or charges or liens herein required to be paid by Borrower, or (ii) rendering the payment by Borrower of all taxes levied or assessed upon the security documents or the interest in the Mortgaged Property represented thereby unlawful, or (iii) rendering the payment by Borrower of the indebtedness unlawful or usurious; or (iv) rendering the covenants for the payment of the matter set forth in subparagraphs (i) and (ii) of this section by Borrower legally inoperative, then, at the option of Lender, the entire unpaid balance of the indebtedness shall become immediately due and payable, anything in the Note or the security documents to the contrary notwithstanding.

         3.09 Waiver of Automatic Stay. As a material inducement to the agreements of Lender to this Mortgage, Borrower and all entities comprising Borrower hereby stipulate and agree to the full extent permitted by law to not seek to take advantage of any appraisement, valuation, stay or extension laws now or hereafter in force, in order to prevent or hinder the enforcement of the Mortgage. Borrower also agrees and stipulates that in the event Borrower or Borrower's general partner should file a bankruptcy under Federal or State laws, that each agrees to immediately waive the operation of any automatic stay under 11 U.S.C. 362, or other comparable stay provisions under Federal or State Statutes; and Lender shall be entitled to immediate relief from any such stay provision to enforce the Mortgage and to complete a foreclosure and sale of the property subject to the Mortgage. Borrower and its general partner agree to execute all documentation necessary to waive or provide for relief from any stay provisions under either Federal or State law.

         3.10 Late Charges. Installments, payable under the terms hereof and the Note secured hereby, not paid when due shall be subject to "late charges" as provided in the Note, and such "late charges" are secured by the lien hereof.

                                  ARTICLE FOUR
                            MISCELLANEOUS PROVISIONS

         4.01 Binding Effect. Whenever the context of this Mortgage so admits or requires, the terms Borrower and Lender shall include the heirs, personal representatives, successors and/or assigns of the respective parties hereto; the use of the singular number shall include the plural, and the plural the singular; the use of any gender shall include all genders, and if used, the term Note or Promissory Note shall include all the Note herein described if more than one.

         4.02 Notice. Any written notice, demand or request that is required to be made hereunder or under the Note or under any other instrument of security for the Note shall be served in person or by registered or certified mail, return receipt requested, addressed to the party to be served at its address set forth below:


                 BORROWER:      EARTHCARE RESOURCE MANAGEMENT
                                OF FLORIDA, INC.,
                                4800 North Federal Hwy., Suite D-102
                                Boca Raton, FL 33231
                                Attn: Ronald E. Proctor, Chief Financial Officer

                 LENDER:        COMMUNITY BANK OF MANATEE
                                6000 State Road 70 East

Mortgage and Security Agreement

                                 Bradenton, Florida 34203
                                 Attn: William H. Sedgeman, Jr., President

The above addresses may be changed as to the applicable party by providing the other party with notice of such address change in the same manner provided above; provided, however, so long as Borrower is the owner of all or any part of the Mortgaged Property the address of the Borrower must be located within the continental United States of America. In the event that written notice, demand or request is made as provided in this paragraph 4.02, then in the event that such notice is returned to the sender by the U.S. Postal System because of insufficient address or because the party has moved or for any other reason than for insufficient postage, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the U.S. Postal System by the sender.

         4.03 Headings, etc. The Headings of the Articles, Sections, Paragraphs and Subdivisions of this Mortgage are for convenience of reference only, are not be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         4.04 Severability. Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provisions or of the remaining provisions of this Mortgage.

         4.05 Changes, etc. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by the Borrower and Lender relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         4.06 Financial Statements. The Borrower and each Guarantor shall provide concurrently and annually no later than sixty (60) days from each calendar year end financial statements in form and content acceptable to Lender. Said financial statements are to consist of a balance sheet and income statement as minimum requirements. The Borrower and each Guarantor shall provide concurrently to the Lender on an annual basis within 30 days of filing, federal income tax returns. The Borrower's chief financial officer shall sign the standard Lender certification of financial statement form at closing and as to each annual financial statement. Borrower shall also provide periodically at Lender's request and within ten (10) days of such request, such additional information as Lender may reasonably request, in form and substance acceptable to the Lender.

         4.07 WAIVER. IN THE EVENT OF ANY LITIGATION TO FORECLOSE, ENFORCE OR INTERPRET ANY PROVISIONS OF THIS MORTGAGE, BORROWER AND LENDER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY SUCH LITIGATION ARISING OUT OF THIS MORTGAGE OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN), OR ACTIONS OF BORROWER OR LENDER.



Mortgage and Security Agreement
Page 24

         IN WITNESS WHEREOF, the Borrower has hereunto caused this instrument be executed the day and year first above written.



Signed, sealed and delivered
in the presence of:                       BORROWER:

                                          EARTHCARE RESOURCE MANAGEMENT OF
                                          FLORIDA, INC., a Florida corporation

/s/ KAREN A. FLYNN                        By:   /s/ RONALD E. PROCTOR
------------------------------------           ---------------------------------
SIGNATURE                                 Name:     Ronald E. Proctor
                                          Title:    Chief Financial Officer
Karen A. Flynn
------------------------------------
NAME PRINTED, TYPEWRITTEN OR STAMPED


/s/ MARIA TEJERA
------------------------------------
SIGNATURE

Maria Tejera
------------------------------------
NAME PRINTED, TYPEWRITTEN OR STAMPED


STATE OF FLORIDA
COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged before me this 18th day of December, 2000, by Ronald E. Proctor, as Chief Financial Officer of EarthCare Resource Management of Florida, Inc., a Florida corporation, on behalf of the corporation.

 ______  Personally Known OR [X] Produced Identification
Type of Identification Provided DRIVERS LICENSE.


                                                   /s/ KAREN A. FLYNN
                                                   -----------------------------
                                                   Printed Name:
                                                   Notary Public
                                                   My Commission Expires:
                                                   Commission No.



             [SEAL]
         KAREN A. FLYNN
Notary Public - State of Florida
My Commission Expires Jun 18, 2004.
      Commission # CC937331